Exhibit 99.1


                  International Flavors & Fragrances Inc.
                          Geographical Information



Effective January 1, 2001 the Company was reorganized into five major geographical regions with a regional manager responsible for each of the following areas: North America, Europe, Asia-Pacific, Latin America and the newly constituted Central Asia and the Middle East (CAME) region. Previously Europe and CAME were managed as one area; North America, Latin America and Asia-Pacific regions were unaffected by the geographical reorganization.

The tables below report IFF's historical geographical information for the years 2000 and 1999 based on the new regional organization:


                                        North                             Latin       Asia-
2000 (Dollars in thousands)            America     Europe      CAME      America      Pacific   Eliminations    Consolidated
----------------------------------------------------------------------------------------------------------------------------

Sales to unaffiliated customers       $470,953    $542,729    $22,143    $220,287    $206,683    $     --         $1,462,795
Transfers between areas                 55,610     122,948          4       1,936      13,779     (194,277)                -
                                      --------    --------    -------    --------    --------    ----------       ----------

Total sales                           $526,563    $665,677    $22,147    $222,223    $220,462    $(194,277)       $1,462,795
                                      ========    ========    =======    ========    ========    ==========       ==========

Operating profit                      $ 48,503    $158,080    $ 4,330    $ 39,063    $ 39,999    $   1,762        $  291,737
                                      ========    ========    =======    ========    ========    =========

Corporate and other unallocated
  expenses                                                                                                           (31,919)
Nonrecurring charges                                                                                                 (41,273)
Interest expense                                                                                                     (25,072)
Amortization of goodwill and other intangibles                                                                       ( 7,032)
Other income (expense), net                                                                                          ( 2,314)
                                                                                                                      -------

Income before taxes on income                                                                                     $  184,127
                                                                                                                  ==========

Segment assets                        $600,007    $570,435    $51,564    $175,161    $ 228,901   $ (31,737)       $1,594,331
                                      ========    ========    =======    ========    =========   ==========

Unallocated assets                                                                                                   894,702
                                                                                                                 -----------

Total assets                                                                                                      $2,489,033

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 Unallocated
                                                                                                 -----------
Capital expenditures                   $30,586     $14,030     $  794    $  4,806       $7,500   $   2,980           $60,696
Depreciation and amortization           26,691      20,626        763       5,154        5,975      10,135            69,344
-----------------------------------------------------------------------------------------------------------------------------


                                         North                           Latin      Asia-
1999 (Dollars in thousands)              America     Europe    CAME     America    Pacific   Eliminations  Consolidated
------------------------------------------------------------------------------------------------------------------------

Sales to unaffiliated customers          $476,496   $550,342  $24,493   $212,770  $175,398    $    -        $1,439,499
Transfers between areas                    62,432    124,924        3        756    13,540     (201,655)          --
                                         --------   --------  -------   --------  --------    ----------    ----------
Total sales                              $538,928   $675,266  $24,496   $213,526  $188,938    $(201,655)    $1,439,499
                                         ========   ========  =======   ========  ========    ==========    ==========

Operating profit                         $ 69,555   $171,831  $ 5,812   $ 41,288   $31,503    $   1,439     $  321,428
                                         ========   ========  =======   ========  ========    =========     ==========

Corporate and other unallocated
  expenses                                                                                                     (40,152)
Nonrecurring charges                                                                                           (32,948)
Interest expense                                                                                                (5,154)
Other income (expense), net                                                                                        291
                                                                                                            ----------

Income before taxes on income                                                                               $  243,465
                                                                                                            ===========

Segment assets                           $519,054   $463,675  $23,586   $194,140  $176,222    $ (61,314)    $1,315,363
                                         ========   ========  =======   ========  ========    ==========

Unallocated assets                                                                                              86,132
                                                                                                            ----------

Total assets                                                                                                $1,401,495
                                                                                                            ===========
--------------------------------------------------------------------------------------------------------------------------
                                                                                               Unallocated
                                                                                               -----------
Capital expenditures                      $57,306    $19,607   $1,620    $14,585    $7,595      $ 3,122       $103,835

Depreciation and amortization              16,811     24,890      384      6,322     5,353        2,609         56,369
---------------------------------------------------------------------------------------------------------------------------


                                                               Exhibit 99.2

                  International Flavors & Fragrances Inc.
                         2000 Quarterly Information
                           (Dollars in thousands)


The following tables report IFF's quarterly geographical information based on the new regional organizational structure:


                                            North                      Latin    Asia-
1st Quarter 2000                           America   Europe  CAME     America   Pacific  Elimination   Consolidated
---------------------------------------------------------------------------------------------------------------------

Sales to unaffiliated customers          $114,747  $144,157  $5,910   $55,244   $49,854   $     -        $369,912
Transfers between areas                    12,377    34,418       2       312     2,981    (50,090)             -
                                         --------  --------  ------   -------   -------   ---------      ---------
Total sales                              $127,124  $178,575  $5,912   $55,556   $52,835   $(50,090)      $369,912
                                         ========  ========  ======   =======   =======   =========      ========

Operating profit                          $16,627   $47,565  $1,335   $10,595   $10,432   $ (1,264)      $ 85,290
                                          =======   =======  ======   =======   =======   ========

Corporate and other unallocated expenses                                                                   (8,616)
Nonrecurring charges                                                                                       (9,354)
Interest Expense                                                                                           (2,137)
Other income (expense), net                                                                                   329
                                                                                                         --------

Income before taxes on income                                                                             $65,512
                                                                                                         ========



                                          North                      Latin     Asia-
2nd Quarter 2000                         America   Europe    CAME    America   Pacific   Elimination  Consolidated
------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $121,199  $131,968  $5,181   $57,770   $52,641   $     -     $368,759
Transfers between areas                    15,239    28,182       2       456     3,212   (47,091)          -
                                         --------  --------  ------  ---- ---  -- -----  ---------    --------
Total sales                              $136,438  $160,150  $5,183   $58,226   $55,853   $(47,091)   $368,759
                                         ========  ========  ======   =======   =======  =========    ========
Operating profit                         $ 17,755  $ 42,745    $957   $12,471   $11,890     $1,587   $ 87,405
                                         ========  ========    ====   =======   =======     ======

Corporate and other unallocated expenses                                                              (10,907)
Nonrecurring charges                                                                                        -
Interest Expense                                                                                       (3,074)
Other income (expense), net                                                                              (203)
                                                                                                    ---------

Income before taxes on income                                                                        $ 73,221
                                                                                                     ========


                                         North                        Latin     Asia-
3rd Quarter 2000                         America   Europe    CAME     America   Pacific  Elimination  Consolidated
--------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $112,994  $125,051  $5,762   $47,533   $48,251  $   -       $339,591
Transfers between areas                    12,904    29,047     -         555     4,153   (46,659)       -
                                         --------  --------  ------  --------   -------  ---------   --------
Total sales                              $125,898  $154,098  $5,762   $48,088   $52,404  $(46,659)   $339,591
                                         ========  ========  ======   =======   =======  =========   ========

Operating profit                          $11,890   $38,389  $1,033   $ 7,351    $9,039     $ 214    $ 67,916
                                          =======   =======  ======   =======    ======     =====

Corporate and other unallocated expenses                                                              (10,671)
Nonrecurring charges                                                                                  ( 7,685)
Interest Expense                                                                                       (4,195)
Other income (expense), net                                                                            (2,614)
                                                                                                      --------

Income before taxes on income                                                                         $42,751
                                                                                                      ========




                                         North                        Latin     Asia-
4th Quarter 2000                         America   Europe    CAME     America   Pacific   Elimination   Consolidated
-------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers          $122,013  $141,553  $5,290  $59,740   $55,937     $     -       $384,533
Transfers between areas                    15,090    31,301       -      613     3,433      (50,437)         -
                                         --------  --------  ------  -------   --------   ---------      ---------
Total sales                              $137,103  $172,854  $5,290  $60,353   $59,370     $(50,437)     $384,533
                                         ========  ========  ======  =======   =======    =========      =========

Operating profit                         $ 2,231   $ 29,381  $1,005  $ 8,646   $ 8,638     $  1,225      $ 51,126

Corporate and other unallocated expenses                                                                   (1,725)
Nonrecurring charges                                                                                      (24,234)
Interest Expense                                                                                          (15,666)
Amortization of goodwill and other intangibles                                                             (7,032)
Other income (expense), net                                                                                   174
                                                                                                          --------
Income before taxes on income                                                                              $2,643
                                                                                                          ========



                                                               Exhibit 99.3

                  International Flavors & Fragrances Inc.
                         2000 Pro Forma Information
                           (Dollars in thousands)


The following pro forma geographical information gives effect to the BBA acquisition as if it had occurred as of the beginning of each of the periods presented:



                                         North                         Latin    Asia-
1st Quarter 2000 (Pro forma)             America   Europe    CAME      America  Pacific  Eliminations  Consolidated
---------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $154,858  $179,637   $21,445  $60,346   $69,532  $      -      $485,818
Transfers between areas                    18,884    41,552       296      312     2,992    (64,036)      -
                                         --------  --------   -------  -------  --------   --------    --------
Total sales                              $173,742  $221,189   $21,741  $60,658   $72,524   $(64,036)   $485,818
                                         ========  ========   =======  =======   =======   =========   ========

Operating profit                         $ 22,983  $ 50,737   $ 4,112  $10.719  $ 13,159   $ (1,203)   $100,507
                                         ========  ========   =======  =======  ========   ========    ========

Corporate and other unallocated expenses                                                                (12,871)
Nonrecurring charges                                                                                    (9,354)
Interest Expense                                                                                       (18,923)
Amortization of goodwill and other intangibles                                                         (10,548)
Other income (expense), net                                                                               (324)
                                                                                                       --------
Income before taxes on income                                                                          $48,487
                                                                                                       =======



                                         North                         Latin    Asia-
2nd Quarter 2000 (Pro forma)             America   Europe    CAME      America  Pacific  Eliminations  Consolidated
--------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $164,123  $166,981   $21,279  $63,343   $75,163      $   -     $490,889
Transfers between areas                    21,850    35,222       237      456     3,225    (60,990)          -
                                         --------  --------   -------  -------   -------    --------    --------
Total sales                              $185,973  $202,203   $21,516  $63,799   $78,388   $(60,990)    $490,889
                                         ========  ========   =======  =======   =======   =========    ========

Operating profit                         $ 25,688   $44,443   $ 4,368  $12,755   $15,751     $1,648     $104,653
                                         ========   =======   =======  =======   =======     ======     ========

Corporate and other unallocated expenses                                                                 (15,433)
Nonrecurring charges                                                                                          -
Interest Expense
                                                                                                         (19,789)
Amortization of goodwill and other intangibles                                                           (10,548)
Other income (expense), net                                                                                 (817)
                                                                                                        ---------
Income before taxes on income                                                                           $ 58,066
                                                                                                        =========


                                         North                         Latin    Asia-
3rd Quarter 2000 (Pro forma)             America   Europe    CAME      America  Pacific  Eliminations  Consolidated
--------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $156,048  $159,898   $21,248  $53,392   $69,218  $   -        $459,804
Transfers between areas                    19,085    36,049       233      555     4,164    (60,086)       -
                                         --------  --------   -------  -------   -------  ----------   --------
Total sales                              $175,133  $195,947   $21,481  $53,947   $73,382   $(60,086)   $459,804
                                         ========  ========   =======  =======   =======   =========   ========

Operating profit                         $ 19,327   $41,041   $ 4,274   $7,809  $ 12,470       $ 275   $ 85,196
                                         ========   =======   =======   ======  ========       =====

Corporate and other unallocated expenses                                                                (13,548)
Nonrecurring charges                                                                                     (7,685)
Interest Expense                                                                                        (20,878)
Amortization of goodwill and other intangibles                                                          (10,548)
Other income (expense), net                                                                              (1,234)
                                                                                                        --------
Income before taxes on income                                                                           $31,303
                                                                                                        =======


                                            North                       Latin    Asia-
4th Quarter 2000 (Pro forma)              America  Europe    CAME      America   Pacific  Eliminations  Consolidated
-----------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $144,541  $150,774   $20,334  $62,483   $65,969   $    -       $444,101
Transfers between areas                    18,722    34,818       200      613     3,445    (57,798)        -
                                         --------  --------  ---- ---  -------  --------    --------    --------
Total sales                              $163,263  $185,592   $20,534  $63,096   $69,414    (57,798)    $444,101
                                         ========  ========   =======  =======   =======    ========   ========
Operating profit                          $ 6,425  $ 29,514    $4,019   $8,783  $ 10,620     $ 1,286   $ 60,647
                                          =======  ========    ======   ======  ========     =======

Corporate and other unallocated expenses                                                                 (2,685)
Nonrecurring charges                                                                                    (24,234)
Interest Expense                                                                                        (21,568)
Amortization of goodwill and other intangibles                                                          (10,551)
Other income (expense), net                                                                                 292
                                                                                                       ---------

Income before taxes on income                                                                            $1,901
                                                                                                         ======


                                          North                        Latin     Asia-
Year 2000 (Pro forma)                     America  Europe    CAME      America   Pacific  Elimination  Consolidated
--------------------------------------------------------------------------------------------------------------------

Sales to Unaffiliated customers          $619,570  $657,290   $84,306  $239,564 $279,882   $      -     $1,880,612
Transfers between areas                    78,541   147,641       966     1,936   13,826    (242,910)         -
                                         --------  --------  --------  -------- --------   ---------    ----------
Total sales                              $698,111  $804,931   $85,272  $241,500 $293,708    (242,910)   $1,880,612
                                         ========  ========   =======  ======== ========    =========   ==========

Operating profit                         $ 74,423  $165,735  $ 16,773  $ 40,066 $ 52,000       $2,006   $  351,003
                                         ========  ========  ========  ======== ========       ======   ==========

Corporate and other unallocated expenses                                                                  (44,537)
Nonrecurring charges                                                                                      (41,273)
Interest Expense                                                                                          (81,158)
Amortization of goodwill and other intangibles                                                            (42,195)
Other income (expense), net                                                                                (2,083)
                                                                                                        ----------
Income before taxes on income                                                                            $ 139,757
                                                                                                         =========
